T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio–II

Supplement to Prospectuses and Summary Prospectuses Dated May 1, 2013

The following information amends the summary prospectus and prospectus, each dated May 1, 2013, and supersedes the supplement dated August 16, 2013.

On October 22, 2013, the Equity Income Portfolio’s shareholders approved the proposed amendment to the fund’s investment objective. Accordingly, the investment objective is revised as follows:

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

In connection with the investment objective change, the first paragraph under “Principal Investment Strategies” is revised as follows:

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

In addition, the first sentence of the fourth paragraph under “Principal Investment Strategies” is replaced with the following:

The fund generally seeks investments in large-capitalization companies and the fund’s yield, which reflects the level of dividends paid by the fund, is expected to normally exceed the yield of the S&P 500 Stock Index.

The date of this supplement is November 1, 2013.

E300-042 11/1/13